UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2016

IRADIMED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 19, 2016, IRADIMED CORPORATION (the “Company”)  issued a press release announcing that on April 15, 2016 the Company was informed that Serge Novovich had passed away. Mr. Novovich was a member of the Board of Directors (the “Board”) of the Company and also served on the Audit Committee of the Board.  Mr. Novovich’s contributions to the Company will be deeply missed.

The full text of the press release is included in Exhibit 99.1 to this report.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release dated April 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: April 19, 2016
	By:	/s/ Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release dated April 19, 2016